UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	August 30, 2012

AgFeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

     100 Bluegrass Commons Blvd., Suite 310, Hendersonville, Tennessee 37075

(Address of principal executive offices, including zip code)

                                     (917) 804-3584

(Registrant’s telephone number, including area code)

                                       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item8.01.	Other Events.

On August 30, 2012, AgFeed USA, LLC (formerly known as M2 P2, LLC) (“AgFeed USA”), the U.S. hog production subsidiary of AgFeed Industries, Inc., various subsidiaries of AgFeed USA and its lenders, Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA, agreed to extend the maturity date, and expiration date, of AgFeed USA’s existing $64.7 million credit facility from September 1, 2012 to February 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Date: August 30, 2012	By:	/s/ Edward Pazdro
Edward Pazdro
Chief Accounting Officer

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